UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  October 9, 2015

Unico American Corporation

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

23251 Mulholland Drive, Woodland Hills, CA 90364

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.06.  Material Impairments.

On October 9, 2015, the registrant concluded that a charge for impairment of the Company’s capitalized computer software costs, related to a contract entered into on November 1, 2012, was required under U.S. generally accepted accounting principles. The capitalized costs included $1,287,460 of paid and $223,442 of accrued unpaid invoices from the software vendor, Insurance Systems, Inc. (“ISI”). The capitalized costs included licensing, configuration and customization activities, coding, testing, and installation of a new policy administration system. The impact of this impairment to the Company’s consolidated statements of operations is expected to be a charge of $1,287,460 before income taxes to be recognized as a subsequent event in the quarter ended September 30, 2015. The decision to impair the asset was based on the Company’s beliefs that the ISI software had not achieved and would not be able to achieve the Company’s expected implementation targets and that the Company was unable to renegotiate the terms of its agreement with ISI. The Company believes that it will need to make future cash expenditures to replace its legacy system but it is unable to estimate the amount at this time. While the Company’s legacy system continues to support the Company’s existing operations, the Company believes it would realize more competitive parity with respect to product and service by switching to a more contemporary platform. A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On October 9, 2015, the Company filed a lawsuit in Los Angeles County against ISI. Causes of action stated in the lawsuit include fraudulent inducement and intentional misrepresentation, negligent misrepresentation, negligence, violation of business and professional code, breach of implied warranty of merchantability, breach of implied warranty of fitness, breach of contract and breach of implied covenant of good faith and fair dealings. The lawsuit seeks an unspecified amount in monetary damages plus punitive damages against ISI. A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 8.01 of the Form 8-K and the news release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 News release dated October 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: October 15, 2015     By:   /s/ Lester A. Aaron

                                                Name:   Lester A. Aaron

                                                Title:    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number        Description

99.1                            News release dated October 15, 2015

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